1
Introducing the
New SGI
Investor Day
September 22, 2011
NASDAQ:SGI

2 ©2011 SGI
Legal Notice
Safe Harbor Cautionary Statement
This presentation contains forward-looking statements, including statements regarding management‟s expectations about the markets, business, products, operating plans and financial performance of Silicon Graphics International Corp. (“SGI”) as of September 22, 2011. Statements
containing words such as "will," "expect," "believe," and "intend," and other statements in the future tense, are forward-looking statements. Any statements contained in this presentation that are not statements of historical fact may be deemed forward-looking statements. Actual outcomes and results may differ materially from the expectations expressed or implied in these statements due to a number of risks and uncertainties, including, but not limited to: SGI operates in a very competitive market which may cause pricing pressure and impair our market penetration; SGI has extensive international business activities which create risks from complex international operations, foreign currency exposure and changing legal, regulatory, political or economic conditions, including SGI‟s operations in Japan, which may be negatively affected by earthquakes and other natural disasters, as well as ongoing power supply disruptions following the March 2011 earthquake and tsunami; uncertainty arising from SGI‟s increased dependence on business with U.S. Government entities; failure of our customers to accept new products; and economic conditions impacting the purchasing decisions of SGI‟s customers. Detailed information about these and other risks and uncertainties that could affect SGI‟s business, financial condition and results of operations is set forth in SGI‟s Annual Report on Form 10-K under the caption “Risks Factors,” which was filed with the Securities and Exchange Commission on August 29, 2011, as updated by the subsequent filings with the SEC made by SGI, all of which are available at www.sec.gov. Accordingly, you are cautioned not to place undue reliance on forward-looking statements. This presentation is as of September 22, 2011, and the continued posting or availability of this presentation does not imply that forward-looking statements continue to be true as of any later date. We expressly disclaim any obligation to update or alter our forward-looking statements, whether, as a result of new information, future events or otherwise, except where required by law.
The SGI logos and SGI product names used or referenced herein are either registered trademarks or trademarks of Silicon Graphics International
Corp. or one of its subsidiaries. All other trademarks, trade names, service marks and logos referenced herein belong to their respective holders.
Any and all copyright or other proprietary notices that appear herein, together with this Legal Notice, must be retained on this presentation.
Non-GAAP Reconciliation
All non-GAAP financial measures contained in this presentation are reconciled to GAAP on slide 106 of this presentation.

3
SGI
Strategic Overview
Mark J. Barrenechea
President & CEO

4 ©2011 SGI
Agenda
Time
8:30 a.m. Ben Liao, IR Welcome
8:40 a.m. Mark Barrenechea, CEO SGI Strategic Overview
Product Direction
9:40 a.m. Rick Rinehart, Services Services
10:00 a.m. Break
10:15 a.m. Tony Carrozza, Sales Expanding Routes to Market
10:35 a.m. Franz Aman, Marketing Market Focus
10:50 a.m. Jim Wheat, Finance Getting to $1Billion
11:10 a.m. Mark Barrenechea, CEO Close
11:20 a.m. All Q&A
12:00 p.m. Conclude
Speaker Topic

5 ©2011 SGI
Our Strategy
The Trusted Leader in Technical Computing
Business Computing
Business
Applications
Technical Computing
Workload Optimized
Big
Data
Technical
Applications

Redundancy Scale & Speed

6 ©2011 SGI
The Opportunity
HPC
Commercial
Scientific
Modeling & Simulation
Cloud
Public
Private
Government
Big Data
Hadoop
In-memory
Analytics
Archive
Providing Customers with Trusted Technical Computing Solutions

7 ©2011 SGI
High Opportunity Workloads
Public Sector
Video, Signals, Cyber, Crypto,
Big data processing, guidance
systems, simulation, ...
Manufacturing
Fluid Dynamics, Structural
Mechanics, Design, Finite
Element Analysis, Material
Sciences
Financial Services
Frequency trading, Actuarial,
Trading Platforms, Fraud
Prevention, Derivatives
Life Sciences
Drug Design and Discovery,
Genomics, Molecular Modeling,
DNA Sequencing, Proteins,
Imaging, Informatics, Proteomics,
Chemistry
Earth Sciences
Weather, Climate, Astrophysics,
Oceanography, Seismic,
Reservoir Simulation, Nuclear,
Water Management, Materials
Entertainment/Media
Rendering, Gaming, Broadcast,
Content Distribution Networks
(CDNs)
Data Warehousing, Geo Spatial, Image
Processing, Cyber Security, Big Data Models
Data Analytics
Search, Social Networking, Commerce,
SAAS, Hosted Compute and Storage
Cloud

8 ©2011 SGI
0
5
10
15
20
25
2010 2014
Services
Application Software
Storage
Servers
$23.4B TAM by 2014
Servers, Storage, Application Software, Services
Source: IDC, May 2011
$17.3B
$23.4B
1.7
3.2

3.3

9.1
2.0
4.1

4.9

12.4
Services
Application Software
Storage
Servers

9 ©2011 SGI
0
5
10
15
20
25
2010 2014
$23.4B TAM by 2014

Source: IDC, May 2011
$17.3B
$23.4B
1.7
3.2

3.3

9.1
2.0
4.1

4.9

12.4
By Major Industry Segments

Public Sector $10B 42.7%
Manufacturing $4.3B 18.4%
Life Sciences $3.0B 12.8%
Earth Sciences $2.9B 12.4%
Media/Ent/Gaming $1.2B 5.1%
Financial Services $0.6B 2.6%
Others $1.4B 6.0%
TOTAL $23.4B 100%
Source: SGI based on IDC, May 2011
Size %

10
Building Business Momentum
• Largest Independent Provider of
Technical Computing
• Product cycles getting stronger
• Distribution in 50 countries
• 1,500+ employees
• Net Assets: $538M3
• Cash & Investments: $143M3
• Debt Free3
$780M

$630M
$404M
$247M
FY 08
2
FY 10 FY 11 FY 12
1
1 Revenue Guidance Range of $740m to $780m
2 Rackable acquired substantially all the assets of Silicon Graphics, Inc., changed name to SGI in May 2009, filed a
6-month stub year-end on 6-26-09
3 As of June 24, 2011

$740M

11 ©2011 SGI
Total Revenue 2004-2011 by quarter
0
25000
50000
75000
100000
125000
150000
175000
200000
In
T
hous
a
nd
s

HPC
Internet
* Rackable acquired substantially all the assets of Silicon Graphics, Inc., changed name to SGI in May 2009, filed a 6-month stub year-end on 6-26-09.

Trends Driving Revenue
Big Data
2004 2005 2006 2007 2008 2009 2010 2011

12 ©2011 SGI
Strong Geo Contributions
FY11 Revenue %
US FEDERAL, 38%
COMMERCIAL, 28%
EMEA, 18%
APJ, 16%
• Continue to balance business
geographically
• Opportunities across all regions
• Americas Commercial is our
largest opportunity
• Investing in BRICs
Expect all geographies to grow in FY12.

13 ©2011 SGI
How we think about acquisitions
• Balancing organic and acquisitive
growth
• We look for value
• Accretive
• Affinity: Storage, Services
and Software
The SGI Approach

14 ©2011 SGI
Multiple Growth Opportunities
• Large growing market
• No dominant player
• Emerging high-growth workloads
• Abundant partner opportunities
• Many under-penetrated geographies
• Many under-penetrated industries
We can double revenue in our current market.

15 ©2011 SGI
Selling How Customers Want to Buy
Cloud
Embedded Systems
SIs
Channels
Technology Partners
Direct

16 ©2011 SGI
Innovation Stack
Applications
Infrastructure Software
Networking
Storage
Compute
Silicon

17 ©2011 SGI
SGI Partner Ecosystem
Global Service Credentials
Design/Plan
• Solution design across
hardware, software, and
datacenter
• Site Readiness
• Assessments
• Integration of 3rd party
solutions
• Architecture design
and development
• Packaged offerings
Sales/Consulting Services
Deploy/Run Support/Maintain
Managed Services Customer Support Services
• In-factory integration
and testing
• Installation and
production services
• Performance Turning
• System Administration
• Onsite personnel
• Education
• Managed services

• Call Centers
• eServices and online
support
• Extended warranty and
response times
• Onsite and remote
technical support
• Materials management

18 ©2011 SGI
Customers Trust SGI
Mission, operations
and exploration
KEGG: World’s largest
DNA Database
Power allocation to
1 Billion People
Maintaining
nuclear warheads
Protecting the
warfighter
Powering the cloud Discovering the
next 100 years
of energy
Forecasting

19 ©2011 SGI
In a Word: Trust.
We need to be the most trusted people in the lives
of our customers.
• Mission and focus
• Our people
• Solutions
• Service
• Supply Chain
• Company

Trust in every Customer Interaction

20 ©2011 SGI
Operations
• Supply chain as strategic
• $400M supply chain
• Trusted chain of custody
• Drive efficiencies year over year
• 3x our capacity with minimal
CAPEX investments
SGI: US Manufacturer
Chippewa Falls, WI

21 ©2011 SGI
FY12 Priorities
• Deliver against our plan
• Expand our market share
• Drive business velocity with
innovation
• Strengthen our culture and
framework for scale
• Integrated solutions, including
software

22
Product Direction

23 ©2011 SGI
What Our Customers Are Saying
• Power, Density, Space
• I need more cores / performance
• Workloads are getting more specialized
• Data sets are growing. Data is being lost
because we cannot ingest it. We can‟t get to
facts because we cannot process it fast
enough
• More integrated solutions
• I want to see my results
• Need a trusted supply chain

24 ©2011 SGI
Two Converging Trends
Combining Core explosion + data volume growth will
transform how customers design and deliver
products and solutions
x86 Core Explosion Data Volume Growth
1 core
4 core
8 core
64 core
1971 2000 2010 2013
130
Exa bytes
2005 2010 2015
1.2
Zetta bytes
0.8
Yotta bytes

25 ©2011 SGI
Four Solution Pillars
Compute Storage Software Services
Designed to work together. Designed to scale.
• Altix® ICE
• Altix® UV
• Rackable™
• Big Data Solutions
• Project xRay
• InfiniteStorage
• ArcFiniti™
• OpenFOAM®
• Management
Center
• Performance
Center
• DMF / XFS
• Consulting
Services
• Managed Services
• Customer Support
Services

26 ©2011 SGI
Altix
®
ICE
Altix ICE 8400 Altix ICE X
• $4B Market
• Entering the Large-scale
Cluster Market (Scale-Out)
• HPC workloads
• 50% Improved TCO over
previous generation

Democratizing Petascale Computing
Today Highlights Tomorrow

27 ©2011 SGI
Altix
®
UV
Altix UV 1000 Altix UV 2000
• $1B market for core
Research and Science
• Market expands to $3B with a
Big Data focus
• Large-scale shared memory
market (Scale-Up)
• Data and I/O-intensive
• Next generation will 2x cores
(4096) and 4x memory (64tb)
• More price/performance
options
Mainstreaming big memory processing
Today Highlights Tomorrow

28 ©2011 SGI
Rackable
Industry leading platform for Storage Clouds,
Hadoop, and Design-to-Order
CloudRack
®
V2 CloudRack
®
V3
• $3B Dollar Market
• Flexibility
• Custom Engineering
• Power Efficiency
• Massive Scale
• Intel Romley Refresh

Today Highlights Tomorrow

29 ©2011 SGI
New Big Data Solutions
Why customers will care What does this mean
Spanning unstructured and structured data.
• Certified support for Oracle DB, Microsoft
SQL Server, and Hadoop
• Certified support for Oracle and Microsoft
BI software stacks
• Certified software on pre-defined, pre-
configured SGI Hardware
• UV integrated solutions with
InfiniteStorage SAS and Hi-IOPS SSDs
(4 configurations: in-memory, small,
medium and large) for Databases
• Rackable integrated solutions with
InfiniteStorage servers for Hadoop

• Standard Licenses
• Standard Hardware (x86)
• Standard OS (Linux)
• No platform lock in
• More scale (up to 5x)
• Lower cost (1/3 the HW cost)

30 ©2011 SGI
Open. Scalable. Economical.
Oracle pricing from www.oracle.com:
http://www.oracle.com/us/corporate/pricing/exadata-pricelist-070598.pdf http://www.oracle.com/us/corporate/pricing/technology-price-list-070617.pdf
1/3 the Hardware cost
Up to 5x the scalability
Product Oracle X2-8
(128 cores, 2 TB mem,
100TB storage)
SGI UV + Oracle
(128 cores, 2TB mem,
144TB storage)
Hardware Price (x86) 2,420,000 800,000
Hardware Support (1 year warranty) Included Included
Exadata Storage Server Software 1,680,000 N/A
Oracle Database, enterprise addition 3,040,000 3,040,000
Oracle Real Application Clusters (“RAC”) 1,472,000 N/A
Oracle advanced compression, OLAP, data mining, tuning pack, diagnostics pack, provisioning and path automation pack
5,280,000 5,280,000
Software Support (1 year) 2,524,000 1,830,000
TOTAL Customer Cost 16,416,000 10,950,000

31 ©2011 SGI
Big Data Dream Team
CloudRack UV
UV
Packages ArcFiniti
Unstructured
Data
HPC
Data
Structured Data
Deep Query

Persistent
Data
End-to-End Big Data Platforms Deep Query. Big Data. Fast Analytics.

32 ©2011 SGI
Storage Platforms
IS4100 - IS5500 IS15000 - IS16000 IS1000/IS2000 ArcFiniti
Cloud Storage
• Low-cost capacity
• High IOPs
HPC
• Heavy IOPs or IOPs and
bandwidth
• Highly scalable
Highest Performance and Density
• Guaranteed latency
• Bandwidth intensive
• Balanced IOPs and bandwidth
Active Archives
•Massive density
• Power efficient
• VTL, D2D, NAS

• Integrated Compute / Storage platforms
• High-performance multi-tier with our file
systems and HSM software
• Growing stand-alone opportunities

33 ©2011 SGI
Software is a Priority
• Today our Software business is < $10m.
Clear opportunity to grow the business.
• Ability to differentiate SGI Hardware
• Ability to provide integrated solutions
• Three Focus Areas:
Applications
Management
Performance

SGI OpenFoam
SGI Performance Center
SGI Management Center

34 ©2011 SGI
Project xRay
From PetaScale to ExaScale
• Strategic partnership between SGI and Intel
• SGI to bring Intel MIC products to market
(Intel Many Integrated Core Architecture)
• Mainstreaming Accelerators with an x86
programming model
• Scale and Speed. Designed to break the
1,000 petaflop barrier (aka “the exaflop”).
A trillion calculations per second.

xRay Enclosure
Leading in the high-end of the market

35 ©2011 SGI
Art of the Possible with Exascale
M
e
m
or
y
R
equire
m
en
ts

Computational Complexity
Systematically increase the capability and capacity
to build more detailed and larger brain models
2005
Single Cellular Model
Cellular Neocortical Column
10,000x cell
Cellular Mesocircuit
100x NCC
Cellular Rat Brain
100x Mesocircuit
Cellular Human Brain
1,000x Rat Bain
2008
2011
2014
2023

36 ©2011 SGI
Roadmap Highlights
New Products 1st Half FY12 2nd Half FY12 1st Half FY13
Altix UV 2000 X
Altix ICE X X
Rackable X
Big Data Solutions X (in-memory) X (S,M,L)
Hadoop BI Clusters X
Project xRay X
Rapid Innovation Cycles

37 ©2011 SGI
Dawn of a New Era
From Cells to Cures
From Thought to Production
From Simulation to Answers
SGI is uniquely positioned to transform how customers
design and deliver products and solutions
From Data to Action

38
Services
Rick Rinehart
Global Services

39
Our Mission
• Delight Our Customers
• Deliver Integrated
Solutions to Solve
Complex Customer
Business Challenges
• Increase Revenue and
Margin
Key Facts
• 500 Services Professionals
• Deliver Services to
Customers in 50 Countries
• Same-Day Support
Capability in 150 Metro
Areas in Over 20 Countries
SGI Global Services

40 ©2011 SGI
Integrated Solutions
Visualize Compute Storage Network Application Contracting Archive
Integrated solutions
Proven best-of-breed technologies
Guaranteed results
SGI Uniquely Positioned to Deliver

41 ©2011 SGI
• Assessment Services
• Architecture Design & Development
• Integrated Solutions
- Visualization
- Compute
- Storage
- Networking
- Applications
- Archive Solutions

Planning & Design
Sales/Consulting Services

SGI Global Services – What We Do

42 ©2011 SGI
• System Integration
• System Implementation
• Customization
• Performance Tuning
• Data Migration
• In-factory Integration and Test

Deployment
Implementation
Managed Services
• Application Consulting
• System Administration
• Education Services
SGI Global Services – What We Do

43 ©2011 SGI
• SGI Service Plans
- FullExpress 7x24
- FullExpress
- FullCare
- HWCare/SWCare
• Onsite and Remote Support
• Flexible Coverage Options
• Multi-Vendor Support
• Global Logistics
Support/Maintenance
Customer Support Services

SGI Global Services – What We Do

44 ©2011 SGI
SGI Global Services – How We Do It
The Business Challenge
– A research platform for use by the NIH Community to perform cutting edge, memory intensive research in the fields of chemical dynamics and computational biology
SGI’s Solution
– “Koronis” - MSI‟s largest shared-memory and most powerful high performance computer system
– A powerful shared-memory system with 1,152 processor cores that can access
3.1 terabytes of system memory directly, ultrafast disk storage/access, and high-end visualization capabilities
Solution Components
– Compute, Storage, File Systems, Visualization, Archiving and 3rd Party Software
Services Value
– Assessment, Factory Integration & Test, 3rd Party Hardware & Software Integration,
Installation, Configuration, Performance Tuning and Project Management

Minnesota Supercomputing Institute (MSI)

45 ©2011 SGI
The Business Challenge
– To sequence and characterize pancreatic and ovarian cancer to an unprecedented level of detail to gain a better understanding of what leads to genetic instability and ultimately cancer
SGI’s Solution
– A robust high performance solution to ingest, archive, manage, and analyze vast amounts of sequencing data with end to end data accountability
Solution Components
– Compute, Archiving, Storage and 3rd Party Software
Services Value
– Integrated Solution Architecture, Hardware & Software Design Specification, Installation,
Integration, Workflow Consultation, and Project Management
SGI Global Services – How We Do It
Queensland Centre for Medical Genomics

46 ©2011 SGI
SGI Global Services – How We Do It
The Business Challenge
– To identify new strategies for cancer research by processing massive amounts of cancer-
relevant data from multiple sources
SGI’s Solution
– A fully integrated server and multi-tiered storage solution which can quickly process and correlate large diverse sets of medical and biological data
Solution Components
– Compute, Storage, Archiving, Networking, File Systems and 3rd Party Software
Services Value
– Solution Architecture & Design, Installation, Integration, Configuration,
Performance Tuning, Workflow Consultation, Training, and Project Management
Institute of Cancer Research (ICR)

47 ©2011 SGI
SGI Global Services – Worldwide Reach
Our Global Presence
United States
Atlanta
Australia
Sydney
Japan
Tokyo
Our Customer Experience
500 Services Professionals in
50 Countries
Global Customer Service Center
Infrastructure
Global Logistics Infrastructure with
over 60 Spare Parts Depots

Same Day Support in 150 Major
Metro Areas in over 20 Countries
Customized Support Available
7x24 via E-mail, Telephone or Web

Support in Multiple Languages

United
Kingdom
Reading

48 ©2011 SGI
US Federal
Research Agency
Enabling Success

Why Customers Choose SGI
Long Term
Relationships

“Since we started working with SGI five years ago their
customer service has always been quick to respond,
accurate and truly focused in providing the best solutions”.
"The high commitment and professionalism of SGI staff
to address our needs is what we appreciate the most.
Our problems were theirs. SGI strove to understand the
ins and outs of our service requirements to provide us with
the best solution.”
“We appreciate our long term business relationship we share
with SGI. Their attention to detail and willingness to listen and adjust to our needs is extremely important to our operations”.
"Our datacenter went down. And the SGI team got us back up
and running in one day. The support, skills and can do attitude was beyond anything we have ever seen in the industry.
Thank you.”

Commitment
Flexibility
Trust

49 ©2011 SGI
Data-Driven, Metrics Approach
Customer Satisfaction and Performance Driven Culture
It‟s Working – Year-Over-Year Improvement on Key Metrics
Customer Excellence Index

First Time Fix Rate
On–Site SLA Performance
Spare Parts Level of Service
Field Utilization
Average Parts/Case Efficiency
Key Performance Metrics

Measures Customer Satisfaction based on transactional
survey administered by an Independent Third Party

Measures the percentage of time we resolve the Customer problem on the first visit

Measures the percentage of time we arrive at the Customer location within the required Service Level Agreement (SLA)
Measures the percentage of time we have the correct part in the correct location to resolve the Customer issue
Measures the percentage of time Field Delivery Resources
spend performing support services tasks
Measures the average number of parts used per Customer case
Description

Status

50 ©2011 SGI
Positioned for Growth
Revenue Drivers
Clear path to services revenue growth and long term margin expansion
• Increase services attach @ POS
• Develop additional packaged,
repeatable professional services
offerings
• Custom consulting and system
integration
• Delivery optimization
• Leverage low-cost delivery
partners for low-complexity
tasks and remote geographies
• Enabling customer self-service
Margin Drivers

51
Expanding
Routes to Market
Tony Carrozza
Global Sales

52 ©2011 SGI
Expanding Routes to Market
Today Long-term Opportunity
Direct
Channels
Integrators
Technology Partners
Geographic
Industries
Expand in high-value markets
Greater access to customers and markets
Untapped international opportunity
Joint go-to-market
Large opportunities in Life Sciences and
Earth Sciences
Americas commercial, emerging markets

53 ©2011 SGI
SGI Global Sales
Americas

In Country: USA,
Canada, Brazil
Partner Only: Mexico,
Venezuela, Costa Rica, Chile
EMEA

In Country: UK, Germany,
France, Spain, Netherlands,
Czech Rep.,Russia

Partner Only: Switzerland,
Belgium, Nordics, Middle East,
Poland, Israel, Italy
APJ

In Country: Australia, China,
India, Japan, Singapore,
Malaysia
Partner Only: Korea, Taiwan,
New Zealand, Thailand

US-Federal

In Country: USA
Approximately 340 Personnel including supporting staff
Courtesy of NOAA
Major Selling Locations

54 ©2011 SGI
• Field sales team made up of:
- Account Executive – targeted
strategic and named accounts
- Systems Engineer – Team one-to
-one with account exec for all
technical selling and solution
creation
• Direct sales (transaction) and
direct touch (influence end user
decision and support channel)
Direct
• Public Sector
• Life Sciences
• Earth Sciences
• Manufacturing
• Financial Services
• Media and Entertainment
• Technology focus: Cloud,
Internet

Focus Areas
Sales Structure and Focus

55 ©2011 SGI
Global Channels
• Global single tier channel model
- Limited second tier distribution in select countries
• Dedicated channel teams to drive partner recruitment,
training and field engagement
- Includes inside sales team in the U.S.
• Channel partners provide:
- Reach and Access (Geographic, Market Segments)
- Expertise (application, vertical integration, solution)
- Customer Relationships (trusted advisor, procurement preferences)
• Why SGI? Long term commitment to:
Focused channel strategy, channel culture, programs and processes

56 ©2011 SGI
Growing the Channel
• Channel is about 25% of
our book of business
• Doubled the channel business
over the last two years
• Underpenetrated in EMEA and
APJ
• Opportunity in Americas
Commercial

Highlights

57 ©2011 SGI
Federal Systems Integrators
Strategic Relationships with Marquee Integrators

58 ©2011 SGI
Customers Choose SGI
Optimized
Configurations
Rapid Large Scale
Deployment
Integrated
Solutions

59 ©2011 SGI
Solutions That Are Our Customers‟ Business
Content distribution and fraud reduction NASDAQ and Frequency Firms trading billions of shares a day
Audi, Tata, Skoda, and Ford
building safer and more efficient cars
F16, F22, F35, Global Hawk
simulation and data ingest systems

60 ©2011 SGI
Solutions That Are Our Customers‟ Business
NBA keeps score with their content National Geographic Content
Distribution Network
Motorola delivering a new generation
of content to the palm of your hand
ONERA designing the next
generation aircraft

61 ©2011 SGI
Technology Partnerships
CPUs, GPUs,
system boards,
10GbE
Storage
Software

62
Country expansion (China, India, Japan, South
Korea), Manufacturing, Life Sciences, channel
expansion
Underpenetrated Geographies and Industries
Focused Opportunities
Additional sales coverage, channel expansion,
Commercial SIs
DoD, Civilian Agencies, broader SI
relationships
Country expansion, Public Sector, channel
expansion

63 ©2011 SGI
A Winning Combination
Great Results
Great Solutions Great People Great Partners

64
Market Focus
Franz Aman
Marketing

65 ©2011 SGI
Marketing Mission
• Attach (compute + storage + software + …)
• Adjacencies (within accounts, industries, geographies)
• Select Channels, worldwide
Focused Strategy
• Drive visibility and demand
• When we compete, we win

Connecting Customers with our Solutions

66 ©2011 SGI
Visibility
Global PR agency, global and consistent message

67 ©2011 SGI
Global Integrated Programs
Programmatically scaling best practices across the world

68 ©2011 SGI
Industry Orientation
• Public Sector
• Cloud
• Manufacturing
• Life Sciences
• Earth Sciences

Top 5
• Public Sector
• Cloud
• Manufacturing

Top 3
Build on our strength. Enter new industries with differentiated product.

69 ©2011 SGI
Public Sector Defined
Intelligence
Defense
Civilian Agencies
National Labs
Universities/Research
State/Local
Strong Sector
Growing Sector with NATO opportunities
Emerging Sector
Strong Sector
Not a focus area
Lightly penetrated, with global opportunity
$ 10B Market in 2014

70 ©2011 SGI
Defense / Intelligence Example
• Design
• Planning
• Data Capture
• Analysis
• Archive
Unmanned Aerial Vehicles

71 ©2011 SGI
Cloud Defined
Public Cloud
Private Cloud
Government Cloud

72 ©2011 SGI
Cloud
• Optimization for
Cost
 Power
Compute, Storage, Memory
• Leading Flexibility
• Designed-to-order
• New workloads: Hadoop
Focus on high value

73 ©2011 SGI
Manufacturing Defined
Mechanical, physical, or chemical transformation
of materials, substances, or components into new
products.
Aerospace
Automotive
Chemical and Petroleum
Distribution
Electrical and Electronics
Food and Beverage
Heavy Machinery
Medical
Metalworking
Pharmaceutical
Plastic and Rubber

74 ©2011 SGI
Manufacturing
Fluid-Dynamics (CFD) Electro-Magnetics (CEM) Structural Mechanics (CSM)
The most computationally intense manufacturing challenges

75 ©2011 SGI
Manufacturing
• Acquisition the SGI way
 Value
 Accretive
 Strategic
• Integrated Hardware/Software
• #1 in open source CFD
• #2 in the CFD market
• Disruptive play
CFD - OpenFOAM

76 ©2011 SGI
Manufacturing
$ 4.3B Market in 2014
11.0% CAGR

77 ©2011 SGI
Life Sciences
Key fields with a common pattern: Genomics, Pharma, Imaging

78 ©2011 SGI
There‟s a New „BIG Data‟ Kid on the Block
Biology will pass physics within about 2 years
Next generation sequencers produce 6-8 TB of data per day

79 ©2011 SGI
Cost per Genome
The drop in cost drives Next Generation Sequencing CAGR of 20.2%

80 ©2011 SGI
Life Sciences
$ 3B Market in 2014

81 ©2011 SGI
Earth Sciences
Image courtesy NASA
Atmospheric
Geology
Geography
Geophysics
Oceanography
Seismic
Reservoir

82 ©2011 SGI
Climate
More research is needed to keep people out of harm’s way,
understand climate change and root cause

83 ©2011 SGI
Earth Sciences
$ 2.8B Market in 2014

84
Getting to $1 Billion
Jim Wheat
CFO

85 ©2011 SGI
Strong Financial Model
Wide range of opportunities to achieve earnings power
Multiple
paths to
growth
Gross margin
expansion
opportunity
Solid
operational
discipline
Low capex Low tax rate
Clear path to continued revenue growth
and accelerated earnings growth.

86 ©2011 SGI
Strong Financial Model
Wide range of opportunities to achieve earnings power
• New products
• Market share gains
• Sales force expansion
• Acquisitions
Gross margin
expansion
opportunity
Solid
operational
discipline
Low capex Low tax rate
Multiple
paths to
growth

87 ©2011 SGI
Gross margin
expansion
opportunity
Strong Financial Model
Wide range of opportunities to achieve earnings power
• Product mix shift
• Efficiency gains
• Higher value offerings
• Supply Chain
• Software
Solid
operational
discipline
Low capex Low tax rate
Multiple
paths to
growth

88 ©2011 SGI
Gross Margin History
* Rackable acquired substantially all the assets of Silicon Graphics, Inc., changed name to SGI in May 2009 and filed a 6-month stub year-end on June 26, 2009
** Includes our guidance range of 28-30% gross margin

0
5
10
15
20
25
30
35
FY 08* FY 10 FY 11 FY 12
**
12%
22%
27%
28-30%

89 ©2011 SGI
Solid
operational
discipline
Strong Financial Model
Wide range of opportunities to achieve earnings power
• Focused on intelligently
investing in business
• Sales force expansion in FY12
• Increased pace of new product
introductions
Gross margin
expansion
opportunity
Low capex Low tax rate
Multiple
paths to
growth

90 ©2011 SGI
Low capex
Strong Financial Model
Wide range of opportunities to achieve earnings power
• Own and manage our
manufacturing and supply
chain operations
• Scale Mfg with minimal CAPEX
investments
• Low cost expansion capacities
Gross margin
expansion
opportunity
Solid
operational
discipline
Low tax rate
Multiple
paths to
growth

91 ©2011 SGI
Low tax rate
Strong Financial Model
Wide range of opportunities to achieve earnings power
• NOL of $516.7M
to offset taxes on
future earnings for
several years
Gross margin
expansion
opportunity
Solid
operational
discipline
Low capex
Multiple
paths to
growth

92 ©2011 SGI
Gross margin
expansion
opportunity
Solid
operational
discipline
Low capex Low tax rate
Strong Financial Model
Wide range of opportunities to achieve earnings power
Clear path to continued revenue growth
and accelerated earnings growth.
• New products
• Market share gains
• Sales force
expansion
• Acquisitions
• Product mix shift
• Efficiency gains
• Higher value
offerings
• Supply Chain
• Software
Focused on intelligently
investing in business
with goal of creating
strong earnings leverage
• Sales force
expansion in FY12
• Increased pace of
new product
introductions
We own and manage
our manufacturing
and supply chain
operations, with low
cost expansion
capacities
NOL of $516.7M
to offset taxes on
future earnings for
several years
Multiple
paths to
growth

93 ©2011 SGI
FY10
Actuals
FY11
Actuals
FY12
Guidance
Year/Year
Comments

GAAP REV $404M

$630M $740M to
$780M

18% to 24%
growth

GAAP GM

22.2%

27.0% 28% to 30% 100 to 300 bps
growth

GAAP EPS

($2.95)

($0.69)

$0.15 to $0.30

$0.84 to $0.99
improvement

Non-GAAP
EPS

($0.82) $0.57

$0.60 to $0.80

5% to 40%
growth

Historical Results and FY12 Guidance

94 ©2011 SGI
FY11 $1 Billion
Gross Margin 27.0%

30-32%
R&D

8.6%

7-8%
Sales & Marketing

12.0%

10-11%

G&A

8.4% 6-7%

Non-GAAP EPS $0.57 $1.75 - $2.00
The Next Big Milestone*
* Internal long term operating model; not considered guidance

95 ©2011 SGI
As % of Revenue FY11 $1 Billion
Product 74%

70 - 75%
Service

26%

25 - 30%
Domestic

62% 50%

International 38% 50%
The Next Big Milestone*
* Internal long term operating model; not considered guidance

96 ©2011 SGI
Gross Margin Profile
Internet
Data
Centers
Clusters
Storage
Shared
Memory
Service
Software
Products, Services and Software
Le
v
el
of
Gro
s
s
Margins
(n
o
t
to
scale
)

97
SGI Summary
Mark J. Barrenechea
President & CEO

98 ©2011 SGI
Top 10 Investor Questions
• Paths to growth
• Long-term operating model
• How we will compete and win
• Our view of the public sector
• Corporate priorities
• Approach to acquisitions
• Big Data opportunity
• Sales & Service Model
• GAAP Financials
• Earnings potential

99 ©2011 SGI
Multiple Growth Opportunities
Large growing market
No dominant player
Emerging high-growth workloads
Abundant partner opportunities
Many underpenetrated geographies
Many underpenetrated industries
$ 23.4B in 2014, CAGR 8%
SGI is the largest independent
provider of Technical Computing
solutions
CFD, Hadoop, Big Data, Analytics,
Genomics, …
Channel, Technology, Integrators,
Embedded, …
Civilian, Defense, Mfg, Life
Sciences, Earth Sciences, …
Americas Commercial, APJ, BRIC

100 ©2011 SGI
FY10
Actuals
FY11
Actuals
FY12
Guidance
Year/Year
Comments

GAAP REV $404M

$630M $740M to $780M

18% to 24%
growth

GAAP GM

22.2%

27.0% 28% to 30% 100 to 300 bps
growth

GAAP EPS

($2.95)

($0.69)

$0.15 to $0.30

$0.84 to $0.99
improvement

Non-GAAP
EPS

($0.82) $0.57

$0.60 to $0.80

5% to 40% growth

FY12 Guidance

101 ©2011 SGI
FY12 Priorities
• Deliver against our plan
• Expand our market share
• Drive business velocity with
innovation
• Strengthen our culture and
framework for scale
• Integrated solutions, including
software

102 ©2011 SGI
Great Customers. Great Results.
Customer-centric Culture
Great
Company
Great
Solutions
Great
People

103 ©2011 SGI
Q&A

104 ©2011 SGI

105 ©2011 SGI
Appendix

106 ©2011 SGI

FY10

FY11
GAAP EPS ($2.95) ($0.69)
Share-Based Comp 0.16 0.19
Amort. Of
Intangibles
0.21

0.27

Restructuring

0.17 0.17

ASC 985-605 and
ASC 605-25
1.41 0.29
Acquisition Related
and Other
0.18 0.34
Non-GAAP EPS ($0.82) $0.57
GAAP to Non-GAAP EPS Reconciliation